BLACKROCK FUNDS II

BlackRock 20/80 Target Allocation Fund

BlackRock 40/60 Target Allocation Fund

BlackRock 60/40 Target Allocation Fund

BlackRock 80/20 Target Allocation Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated January 17, 2025 to the Summary Prospectuses and the

Prospectuses of the Funds, each dated January 26, 2024, as supplemented to date

Effective January 21, 2025, the following changes are made to the Funds’ Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About [Fund] — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About [Fund] — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Manager	Portfolio Manager of the Fund Since	Title
Michael Gates, CFA	2015	Managing Director of BlackRock, Inc.
Lisa O’Connor, CFA	2019	Managing Director of BlackRock, Inc.
Suzanne Ly, CFA, FRM	2025	Managing Director of BlackRock, Inc.

The section of the Prospectuses entitled “Details About the Funds — How Each Fund Invests — About the Portfolio Management Team of the Funds” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUNDS
The Funds are managed by a team of financial professionals. Michael Gates, CFA, Lisa O’Connor, CFA, and Suzanne Ly, CFA, FRM, are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Funds. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio managers.

The section of the Prospectuses entitled “Management of the Funds — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of the Funds is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares and possible conflicts of interest, is available in the Funds’ SAI.

Each Fund is managed by a team of financial professionals. Michael Gates, CFA, Lisa O’Connor, CFA, and Suzanne Ly, CFA, FRM, are jointly and primarily responsible for the day-to-day management of each Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Michael Gates, CFA	Jointly and primarily responsible for the day-to-day management of the Funds, including setting each Fund’s overall investment strategy and overseeing the management of the Funds.	2015	Managing Director of BlackRock, Inc. since 2018.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Lisa O’Connor, CFA	Jointly and primarily responsible for the day-to-day management of the Funds, including setting each Fund’s overall investment strategy and overseeing the management of the Funds.	2019	Managing Director of BlackRock, Inc. since 2017.
Suzanne Ly, CFA, FRM	Jointly and primarily responsible for the day-to-day management of the Funds, including setting each Fund’s overall investment strategy and overseeing the management of the Funds.	2025	Managing Director of BlackRock, Inc. since 2024; Director of BlackRock, Inc. from 2019 to 2023.

Shareholders should retain this Supplement for future reference.

PR2-TAF-0125SUP

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